A STRONG FOUNDATION FOR DRIVING GROWTH NASDAQ: HILL April 8, 2013 Welcome Analyst Day

Safe Harbor and Non-GAAP Financial Measures Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the first quarter of 2013, second quarter 2013, year ending December 31, 2013 and year ending December 31, 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the first quarter of 2013 first quarter of 2013, second quarter 2013, year ending December 31, 2013 and year ending December 31, 2014. may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. April 8, 2013 Analyst Day – NASDAQ HILL 2

Analyst Day Agenda Analyst Day – NASDAQ HILL 3  8:00 – 8:50 am Product Demos  8:50 – 9:00 am Agenda & Introduction to Team and Speakers  9:00 - 9:40 am Dot Hill Strategic Plan & Initiatives Dana Kammersgard  9:40 – 10:00 am Gartner Industry Analyst Stan Zaffos  10:00 – 10:20 am ESG Industry Analyst Brian Garrett  10:20 – 10:30 am Q&A  10:30 – 10:55 am Product Position and Roadmap Jim Jonez  10:55 – 11:05 am Break   11:05 – 11:30 am Customer Presentation (Quantum) Janae Lee  11:30 – 11:55 am Customer Presentation (Stratus) Nigel Dessau  11:55 – 12:20 pm Customer Presentation (HP) Tom Joyce  12:20 – 12:30 pm Q&A  12:30 – 1:00 pm Financial Model and Goals / Lunch Hanif Jamal  1:00 – 1:20 pm Q&A  1:20 – 1:25 Closing Remarks Charlie Christ  1:30 – 2:15 pm Product Demos April 8, 2013

Recent HILL News Announcements April 8, 2013 Analyst Day – NASDAQ HILL 4  April 4 – Teams up with CMS to Provide Storage Solutions in the UK  April 4 – Partners with Adobe, Autodesk and ALT Systems to Showcase Video Post-Production Solutions at 2013 NAB Show  April 5 – Signs NA Distribution Agreement with SYNNEX Corporation  April 5 – Selected by Mega Networks of India for Storage  April 8 – Selected as Storage OEM by Acer Business Products in EMEA  April 8 – Signs OEM agreement with Quantum for Big Data Solutions  April 8 - Management Provides 2013 Guidance and 2014 Target at Dot Hill Analyst Day

Dot Hill Investment Highlights Very stable Core Server OEM business, with operating leverage upside and a solid balance sheet Solid investment fundamentals  Favorable industry and competitive dynamics  Proven Technology – entry level market leader  Stable customer base with long term relationships  Healthy Insider ownership and shareholder alignment  $0.71 net cash per share, $0.48 EV per share, 0.18 EV X TTM (as of 03/14/13) Exploiting external catalysts Technology Innovation  Product cycles are driving OEMs to re-evaluate partnerships NOW! Data Explosion  95% of data saved was created within last 2 years Reduced Competition  Industry consolidation has created opportunities in both OEM and channel  Focusing on high growth, higher margin Vertical Markets  Increasing available market by 2.5X with new midrange products Executing to drive acceleration of other business and EPS growth April 8, 2013 Analyst Day – NASDAQ HILL 5 Deep value with growth catalysts

Dot Hill: Providing Storage Solutions Financial Services Streaming Video Retail Transactions ERP & Email Voicemail Dot Hill Storage Applications Server Virtualization  Design, manufacture & market enterprise storage solutions and Virtual RAID Adapters  Sold through OEMs & Branded Channel Partners  600,000+ systems installed April 8, 2013 Analyst Day – NASDAQ HILL 6

Dot Hill Routes to Market Small Independent Storage Vendors OEM Vendors Server OEMs Vertical OEMs Large Independent Storage Vendors Direct Sales End Users Distri- bution Routes to market Dot Hill Competition April 8, 2013 Analyst Day – NASDAQ HILL 7

WW Storage Market 2011-2016 0 2 4 6 8 10 12 14 16 18 20 2011 2012 2013 2014 2015 2016 Source: IDC, Bloomberg Industries 2012 Entry Level Storage Revenue ($B) 0 2 4 6 8 10 12 14 16 18 20 2011 2012 2013 2014 2015 2016 Midrange Storage Revenue ($B) April 8, 2013 Analyst Day – NASDAQ HILL 8

Dot Hill: Leader in the IP Landscape


U.S. Issued Patents and Applications
Total Issues U.S. Patents
Total U.S. Published Application
Hitachi
IBM
EMC
LSI
NetApp
Dell
Fujitsu
Oracle
Intel
Xyratex
Invensys
Silicon Graphics
FalconStor
Cisco
Lenovo


Issued U.S. Patents per $100M of Est. 2009 Revenue in Storage Business
0
20
40
FalconStor
LSI
Silicon Graphics
Hitachi
Xyratex
NetApp
Intel
Dell
EMC
Oracle
IBM


Average Issued U.S. Patent Score (ipCG Scoring Analysis)
34
Silicon Graphics
NetApp
Dell
Cisco
FalconStor
Intel
Xyratex
Hitachi
Invensys
EMC
Oracle
IBM
Lenovo
Fujitsu
LSI

- **QUALITY: Dot Hill is focused on developing strong IP to protect its business**
- **QUANTITY: Strong revenue protection with great patent coverage of revenue**

Source: ipCapital Group, Inc. (September 2011)

April 8, 2013 Analyst Day – NASDAQ HILL 9

Look Back to 2010 HILL Strategic Initiatives CHANNELS High Margin Software Products GOAL: Increase SW portion of revenue/margin  Data management software  Software RAID for volume servers  Storage virtualization software Adjacent Storage Markets GOAL: Diversify revenues at higher margins  Standalone storage appliance market  Unified Virtual Storage market SOFTWARE SYSTEMS Channels GOAL: Diversify revenues at higher margins  Smoother revenue stream from more customers  Add-on Professional Services April 8, 2013 Analyst Day – NASDAQ HILL 10

Look Back to 2010 HILL Strategic Initiatives CHANNELS High Margin Software Products GOAL: Increase SW portion of revenue/margin  Data management software  Software RAID for volume servers  Storage virtualization software Adjacent Storage Markets GOAL: Diversify revenues at higher margins  Standalone storage appliance market  Unified Virtual Storage market SOFTWARE SYSTEMS Channels GOAL: Diversify revenues at higher margins  Smoother revenue stream from more customers  Add-on Professional Services April 8, 2013 Analyst Day – NASDAQ HILL 11

Look Back to 2010 HILL Strategic Initiatives CHANNELS High Margin Software Products GOAL: Increase SW portion of revenue/margin  Data management software  Software RAID for volume servers  Storage virtualization software Adjacent Storage Markets GOAL: Diversify revenues at higher margins  Standalone storage appliance market  Unified Virtual Storage market SOFTWARE SYSTEMS Channels GOAL: Diversify revenues at higher margins  Smoother revenue stream from more customers  Add-on Professional Services  Focus on Telecommunications, Media/Entertainment, Big Data, Oil and Gas and Digital Image markets  2012 revenue increased 38% over 2011 GROWTH IN VERTICAL MARKETS THROUGH OEM AND CHANNEL SALES AssuredSAN Series 4000 & Pro Series 5000 products introduced with best in class Real Time Tiering  Increase Total Available Market for 2013 by 2.5X  11 new opportunities in various stages of contract negotations, customizations, and launch preparation LAUNCH OF MIDRANGE PRODUCTS Strategic Intent: Capitalize on storage industry consolidation and Dot Hill’s core Server OEM business to grow the top-line and create operating leverage 2013 HILL Strategic Initiatives April 8, 2013 Analyst Day – NASDAQ HILL 12

2013 HILL Strategic Initiatives  Focus on Telecommunications, Media/Entertainment, Big Data, Oil and Gas and Digital Image markets  2012 revenue increased 38% over 2011 GROWTH IN VERTICAL MARKETS THROUGH OEM AND CHANNEL SALES  AssuredSAN Series 4000 & Pro Series 5000 products introduced with best in class Real Time Tiering  Increase Total Available Market for 2013 by 2.5X  11 new opportunities in various stages of contract negotations, customizations, and launch preparation LAUNCH OF MIDRANGE PRODUCTS Strategic Intent: Capitalize on storage industry consolidation and Dot Hill’s core Server OEM business to grow the top-line and create operating leverage April 8, 2013 Analyst Day – NASDAQ HILL 13

Dot Hill’s Server OEM Foundation AssuredVRA Server OEMs Customer Since 2009 Customer Since 2010 Server OEM business provides a solid technology and financial foundation to grow the Vertical Markets business and expand into Midrange products Customer Since 2007 HP: Cornerstone of Dot Hill’s Technology and Financial Foundation  WW Entry-level market share leader, shipping 3rd generation of AssuredSAN (IDC Bands 2-3) products  Agreement with HP has been extended to October 2016  Highly integrated development and supply chain engagement model  High volumes allows economy of scale leverage to other customers April 8, 2013 Analyst Day – NASDAQ HILL 14 Customer Since 2006 Customer Since 2012 Customer Since 2010 AssuredSAN Server OEMs Customer Since 2013

Identified vertical markets based on potential revenue growth and margin. Vertical Markets Focus to Drive Growth 15 Telco Media & Entertainment Big Data/ Data Analytics Oil & Gas Digital Image Market Dot Hill products are uniquely suited to these segments:  NEBS and DC power for Telco applications  High speed throughput for frame rate video applications  Performance profile that provides high bandwidth and high transaction IO for Big Data applications and oil field exploration  RealStorTM software that adapts to dynamic workloads for real time Digital Image Capture applications The common profile is randomized sequential workloads April 8, 2013 Analyst Day – NASDAQ HILL

Vertical Markets: Annual Revenue ($M) $0 $10 $20 $30 $40 $50 $60 2010 2011 2012 38% growth in 2012 over 2011 April 8, 2013 Analyst Day – NASDAQ HILL 16

AssuredSAN Pro 5000 Series Real-time tiering intelligence for high performance SSD and high capacity HDD storage for dynamic workloads $4.1B Price Band 5 AssuredSAN 4000 Series High performance with maximum flexibility $2.5B Price Band 4 AssuredSAN 3000 Series Rock solid performance $2.1B Price Band 3 AssuredSAN 2000 Series Affordable, entry-level performance $1.9B Price Band 2 Midrange AssuredSAN Product Positioning DISRUPTIVELY SIMPLE SERIOUSLY SMART PRO 5000 ROCK SOLID 3000 WICKED FAST 4000 VALUE 2000 MARKET TAM BY PRICE BAND New midrange products increase TAM by $6.7B Total Available Market $10.6B April 8, 2013 Analyst Day – NASDAQ HILL 17

The Business Value of RealStor Software Run your business in real time. RealStor. Accelerate your data with real time tiering Pay less now. Spend time using your system, not managing it. Peace of mind knowing your data is secure. April 8, 2013 Analyst Day – NASDAQ HILL 18

RealStor™ Software — How it Works Incoming Data Performance SSD Enterprise Class HDD Archive HDD Continuous Data Movement 5 SECONDS Hot Data Warm Data Cold Data April 8, 2013 Analyst Day – NASDAQ HILL 19

A History of Industry Consolidation 2007 2008 2009 2010 2011 2012 2013 Pr ima ry Ma rk e t A cc e ss OEM Ch a n n el D ir ec t Market Access for Dot Hill is Greatly Expanded Estimated Acquisition Enterprise Value as Multiple of Last 12 Months Revenue A.BX 12.3X 4.9X 10X 12.7X 6X 5.5X 6.5X 0.7X 1.5X NM $300M April 8, 2013 Analyst Day – NASDAQ HILL 20

Typical OEM Sales Cycle


1-6 months
1-6 months
1-12 months
3-12 months
PHASE 1
PHASE 2
PHASE 3
PHASE 4
PROSPECTS
Product Evaluation
VERBAL AWARD
Contract and SOW
CONTRACT
Customize and Solution Integration
PRODUCT
OEM launch and ramp
REVENUE
CUSTOMERS
Incremental Opportunities

- **Length of Cycle is dependent on size of Customer & Customization Requirements**
- **Phases 1 through 3 largely dependent on Dot Hill Execution; Phase 4 on Customer Execution**

April 8, 2013 Analyst Day – NASDAQ HILL 21

Incremental Opportunities – New OEMs as of March 14, 2013 Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. April 8, 2013 Analyst Day – NASDAQ HILL 22

Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. Incremental Opportunities – New OEMs as of April 8, 2013 April 8, 2013 Analyst Day – NASDAQ HILL 23

Incremental Opportunities – New OEM Product Awards Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. 3K = 3000 Series 4K = 4000 Series 5K = Pro 5000 Series 4K 4K 3K 4K 5K 3K 4K 4K 4K 4K 5K 4K 5K 4K April 8, 2013 Analyst Day – NASDAQ HILL 24

Incremental Opportunities – New OEMs Competitive Displacement



$50M+
$20M
$5M
Prospect Pipeline
ENG
ENG
ENG
IFT
HDS
PRO
XRX
Phase 1
Phase 2
Phase 3
Phase 4
MOTOROLA
lenovo
Tektronix
SAMSUNG
WIPRO
Autodesk
concurrent
HARRIS
Stratus Technologies
DELL
AMD
Server OEM
Media and Entertainment
Digital Image Archive
Telecommunications
Oil and Gas
Big Data

ENG = Engenio (NetApp) IFT = Infotrend PRO = Promise HDS = HDS XRX = Xyratex

Phases 2–4 will generate revenue in 2013, ramping into 2014.
2014 revenue growth dependent on 2013 execution.

April 8, 2013 Analyst Day – NASDAQ HILL 25

Incremental Opportunities – New OEMs Announced Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. April 8, 2013 Analyst Day – NASDAQ HILL 26

Incremental Opportunities – New OEMs in the Pipeline Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. April 8, 2013 Analyst Day – NASDAQ HILL 27

Incremental Opportunities – Existing Customers April 8, 2013 Analyst Day – NASDAQ HILL Prospect Pipeline $50M+ $5M $20M Phase 1 Phase 4 Phase 2 Phase 3 Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. 28 Incremental Opportunities

Creating Operating Leverage (Non-GAAP) Revenue Gross Margin Operating Expenses 2011 2015 $  Supply chain cost relatively fixed  Mix of lower margin Server OEM & higher margin Vertical Markets  Mix of “drive-less”, drive-full” and royalty based engagement models  Engineering investments leveraged over multiple customers  OEM sales focus on design wins and not demand generation  G&A costs relatively fixed  Low capital requirements, flexible manufacturing capacity through outsourced manufacturing  Low working capital needs – historically low inventory levels with similar AR and AP terms  $30M working capital line of credit and almost $40M net cash provides comfort to customers and suppliers  Enables investment in customer pipeline  Cash can be potentially deployed in customer inventory GROSS MARGIN LEVERS MINIMAL CAPITAL REQUIREMENTS OPERATING EXPENSE LEVERAGE BALANCE SHEET & CASH LEVERAGE April 8, 2013 Analyst Day – NASDAQ HILL 29

Why Dot Hill?  Core business is very stable, any growth likely to be modest  Industry consolidation has significantly reduced potential Dot Hill Competition and consequently has generated many new opportunities  2014 revenue growth dependent on execution & not incremental customer wins  Highly leveraged business model likely to drive strong non-GAAP EBITDA accretion April 8, 2013 Analyst Day – NASDAQ HILL 30 Company Specific Growth Catalysts

A STRONG FOUNDATION FOR DRIVING GROWTH NASDAQ: HILL April 8, 2013 Next: Stan Zaffos, Gartner Analyst Day

This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole use of the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally protected, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2013 Gartner, Inc. and/or its affiliates. All rights reserved. Stanley Zaffos Dot Hill Analyst Day Millennium Broadway Hotel 145 West 44th Street New York, NY 10036 April 8, 2013

Agenda • CIO challenges • Market trends • Architecture and technology trends • Strategic planning assumption

Key Challenges • Improve agility • Capacity demands increasing faster than budgets • Expectation of data availability anytime anywhere • Business demands for lower latency in applications • Storage in servers, servers in storage • Managing data growth - archive, delete and retire applications

Data Center Megatrends Visible Trends • PB growth • Server virtualization • SHVD (aka VDI) • Market chaos: − New vendors − New architectures − New delivery models Emerging Trends • Facilities constraints • Mainstreaming of big data and business analytics • Skill shortages • Longer services lives • Consumerization of IT: - Consumer cloud services invade the data center - BYOD

Data Petabyte Growth Implications • Storage growth growing faster than: - IT budgets (strains) - Recovery capabilities - Staff resources • Evaluation criteria evolving: - Autonomic operation - Areal density - Power efficiency • Generating demand for: - New information management methodologies and tools - Data protection technologies - D/R solutions Organizations are becoming less risk-averse. 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 0.0 10,000,000.0 20,000,000.0 30,000,000.0 40,000,000.0 50,000,000.0 60,000,000.0 70,000,000.0 80,000,000.0 90,000,000.0 2011 2012 2013 2014 2015 2016 Re ve nu e 10 .2 % CA GR TB 39 .6 % CA GR

Server and Desktop Virtualization Storage Challenges • Unpredictable workloads - VMs: Instant provisioning, scale, data mobility, changing performance demands, nondisruptive capacity adds - VDI : Diversity of users, scale, nondisruptive maintenance • Technical complexity - Networking protocols, bandwidth management, storage technologies, abstraction layers, best practices, skill sets • Scalability - Data protection and recovery - Server and storage infrastructures • Security • Extreme performance/throughput and data management requirements

Two Complementary Approaches to Managing Data Growth Know What You Have Capacity Management and Content Analytics • Discover current assets • Data classification • Implement storage initiatives – Capacity planning – Protection – Tiering – Archiving Efficient Capacity Utilization • Thin provisioning • Storage virtualization • Quality of storage service • Data compression

Embrace of Recent Advancements in Architecture and Technologies

Storage capability	Benefit	Issue addressed	Value
Thin provisioning	Equipment efficiency	Uncertain capacity demands	Maximizes capacity utilization and provides granular just-in-time capacity expansion
Autotiering	Equipment efficiency	Uncertain and changing performance demands	Maximizes storage performance technologies by blending workloads across low-cost capacity and high-cost performance technologies
Deduplication and compression	Data footprint optimization	Data growth	Minimizes the physical space necessary to store information
Cloud storage	On-demand capacity expansion	Capacity expansion capital costs	Provides a bottomless pit of storage capacity through a third party
Snapshot and replication services	Data protection	Loss of continuous business operations and related data	Ensures IT service availability and data protection
Multiprotocol support (unified storage)	Storage protocol flexibility	Changeable data delivery mechanisms	Responsive to compute environment requirements and reconfigurations
Solid State Disk	Increased performance	Improved performance and reduced manual administrator tuning	Enables new services and technologies which reduce costs and increase performance of applications and the organization

Gartner

Flash Architectural Options • Server internal SSD • Network caching appliance • Within storage system: - Second-level cache - Separate tier - HDD substitute • All-flash or hybrid storage system Many possible locations for flash, none of which are mutually exclusive Server Flash Cache Appl Flash Storage System Flash Flash/Hybrid System SAN

RAID Deficiencies • Long rebuild times • High overhead: - Parity disk(s) - Spare disks • Performance very workload-sensitive RAID Alternatives • Erasure codes: - Lower overhead - Faster rebuilds - Better performance • Spare capacity • Self-repairing HDDs • Server software: - End-to-end protection Larger Disks Driving the Need to Improve Mean Time Between Data Loss

Expect Incremental Product Improvements Through 2016, users will focus on incorporating currently available technologies into their storage infrastructures. Reasons why SPA will be true • Asset management limits the adoption rate of new technologies • Startups drive storage innovation until they are acquired • User reluctance to do business with emerging storage companies • Improving in-house efficiency generally less disruptive than outsourcing • Focus on preserving existing investments and head count Reasons why SPA will be false • Introduction of disruptive new technology • Cloud computing/storage becomes irresistible • Improvements in virtualization technology move functionality into the server software stack • Application redesign makes storage enhancements redundant

This presentation, including any supporting materials, is owned by Gartner, Inc. and/or its affiliates and is for the sole use of the intended Gartner audience or other authorized recipients. This presentation may contain information that is confidential, proprietary or otherwise legally protected, and it may not be further copied, distributed or publicly displayed without the express written permission of Gartner, Inc. or its affiliates. © 2013 Gartner, Inc. and/or its affiliates. All rights reserved. Stanley Zaffos Dot Hill Analyst Day Millennium Broadway Hotel 145 West 44th Street New York, NY 10036 April 8, 2013

A STRONG FOUNDATION FOR DRIVING GROWTH NASDAQ: HILL April 8, 2013 Next: Brian Garrett, ESG Analyst Day

©2013 by The Enterprise Strategy Group, Inc. Enterprise Strategy Group | Getting to the bigger truth. T M Dot Hill Analyst Briefing April 8, 2013 Brian Garrett, Vice President, ESG Lab

Enterprise Strategy Group (ESG) IT Research, Analysis and Strategy Trusted Advisor for IT Professionals Technology Companies Investment Professionals The Media

Brian Garrett: Vice President, ESG Lab Patent holding engineer CTO and founder, I/O Integrity Founded ESG Lab Expert, independent hands-on testing More than 400 ESG Lab projects

ESG Lab: Hands-on Testing and Analysis Discover whether a product works as advertised or not Validate performance, scalability, usability, agility, efficiency, … Why This Matters to the business

Storage Market Landscape

Budgets From: Research Report: 2012 Storage Market Survey. Source: Enterprise Strategy Group Created for Brian Garrett, ESG. IP Address: 98.217.4.71 © 2012 Enterprise Strategy Group, Inc. All Rights Reserved

ESG Research Report, 2012 Storage Market Survey, October 2012 Challenges

ESG Research Report, 2012 Storage Market Survey, October 2012 Initiatives

Purchasing Criteria From: Research Report: 2012 Storage Market Survey. Source: Enterprise Strategy Group Created for Brian Garrett, ESG. IP Address: 98.217.4.71 © 2012 Enterprise Strategy Group, Inc. All Rights Reserved

ESG Research Report, 2012 Storage Market Survey, October 2012 Features

ESG Lab Expert, Independent Testing

Dot Hill ESG Lab Report Dot Hill AssuredSAN Pro 5000 Published October, 2012

7 56 1211 10 8 4 2 1 9 3 Initial configuration to first volume available: 5 minutes, 26 mouse clicks Disruptively Simple Deployment

Table Driven Multi-volume Management

Differentiable Performance Monitoring

Thin provisioning Tiering in Real-time Seriously Smart

7 56 1211 10 8 4 2 1 9 3 Seriously Smart Tiering in Action

0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 0 60 120 180 240 300 360 420 480 540 600 660 720 780 840 900 960 1020 I/O pe r se cond (IOPS ) Elapsed Time (minutes) More Transactions with SSD and Tiering in Real Time (8 KB OLTP workload, 4x400GB RAID-1 SSD, 12x600GB RAID-10 10K RPM HDD) More Database Transactions Wicked Fast OLTP with Tiering

0 10 20 30 40 50 60 70 80 90 100 0 60 120 180 240 300 360 420 480 540 600 660 720 780 840 900 960 1020 R esponse T im e ( m s) Elapsed Time (minutes) Faster Response Times with SSD and Tiering in Real Time (8 KB OLTP workload, 4x400GB RAID-1 SSD, 12x600GB RAID-10 10K RPM HDD) Faster Response Times Wicked Fast OLTP with Tiering

Wicked Fast Virtual Exchange Performance


Scaling up to 52,000 Virtualized Exchange 2010 Mailboxes
(AssuredSAN 4000, ESX 5.1, Jetstress 2010)
Exchange 2010 Mailboxes
60,000
50,000
40,000
30,000
20,000
10,000
0
VM1
VM2
VM3
VM4

ESG

0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 100% HDD 4.5% SSD 9% SSD I/O pe r se cond (IOPS ) Improving Performance with SSD and Tiering in Real Time (8KB OLTP workload, Percent SSD Capacity Analysis) Wicked Fast: Do More with Less Nearly 3X more performance with only 9% SSD

0 500 1,000 1,500 2,000 2,500 3,000 3,500 0 2 4 6 8 A gg re ga te Th rou ghp u t (M B /se c) Active LUNs Scaling Aggregate Throughput (512KB Sequential Read/Write, Queue Depth= 1) Write Read Wicked Fast Throughput Scalability

0 1,000 2,000 3,000 4,000 5,000 6,000 Write Read A gg re ga te Th rou ghp u t (M B /se c) Peak Aggregate Throughput (512KB Sequential Read/Write, 8 LUNs, Queue Depth=6) Wicked Fast Aggregate Throughput

“Faced with the choice of changing one’s mind and proving that there is no need to do so, almost everybody gets busy on the proof” J K Galbraith Thinking Things Through

• Disruptively Simple a) Simple management matters, especially for midmarket b) Dot Hill’s great new GUI is simple and differentiable • Seriously Smart a) Thin provisioning was a gap that’s now filled b) Tiering in real-time is fast, competitive, and differentiable c) EMC, Dell and others are marketing this heavily, but are slow vs. Dot Hill (hours or days vs. minutes) • Wicked Fast a) Dot Hill’s custom hardware has differentiably price/performance compared to most of the market that’s using industry standard servers and Intel processors b) Aggregate throughput is best in class and ideally suited for the cost conscious media and entertainment market The Bigger Truth

Getting to the bigger truth. © 2013 by The Enterprise Strategy Group, Inc. TM Thank You For more information, please contact Brian Garrett, vice president ESG Lab 508.381.5160 | brian.garrett@esg-global.com

A STRONG FOUNDATION FOR DRIVING GROWTH NASDAQ: HILL April 8, 2013 Next: Q&A Analyst Day

A STRONG FOUNDATION FOR DRIVING GROWTH NASDAQ: HILL April 8, 2013 Product Positioning and Vertical Markets Analyst Day

What are the Key Customer Challenges? Data Growth Source: Enterprise Strategy Group 2012 73 Data Protection Cost Space Virtual Servers Data Migration Management Staff Performance Power Provisioning Dot Hill Products Address These Challenges Utilization April 8, 2013 Analyst Day – NASDAQ HILL

Introducing the Dot Hill Opportunity Storage Requirements Solid Fast Smart Simple Storage Challenges  Data Growth  Data Protection  System Management  Budget Pressures IT Initiatives  Virtualization  Cloud  Big Data  BYOD  Convergence 74 April 8, 2013 Analyst Day – NASDAQ HILL

AssuredSAN Pro 5000 Series Real-time tiering intelligence for high performance SSD and high capacity HDD storage for dynamic workloads $4.1B Price Band 5 AssuredSAN 4000 Series High performance with maximum flexibility $2.5B Price Band 4 AssuredSAN 3000 Series Rock solid performance $2.1B Price Band 3 AssuredSAN 2000 Series Affordable, entry-level performance $1.9B Price Band 2 Midrange AssuredSAN Product Positioning DISRUPTIVELY SIMPLE SERIOUSLY SMART PRO 5000 ROCK SOLID 3000 WICKED FAST 4000 VALUE 2000 MARKET TAM BY PRICE BAND New midrange products increase TAM by $6.7B Total Available Market $10.6B April 8, 2013 Analyst Day – NASDAQ HILL 75

Product Spotlight: AssuredSAN 4000 Expands market opportunity to midrange Sold to 8 OEM customers already, generating $5.9 M in revenue to date Announced in August 2012 76 April 8, 2013 Analyst Day – NASDAQ HILL

Product Spotlight: AssuredSAN Pro 5000  RealStorTM software delivers key business value  Differentiated features  Outstanding performance 3 OEM customers evaluating 28 early systems deployed Channel sales funnel is growing 77 April 8, 2013 Analyst Day – NASDAQ HILL

The Business Value of RealStor Software

Run your business in real time. RealStor.
Blend SSD performance and archive disk for rapidly changing workloads.

RealStor™

Accelerate your data with real time tiering
Continuous improvement as hot data is moved to the SSD tier in real time.

RealTier™

Pay less now.
Buy less HDD storage through maximizing capacities – using storage when needed.

RealThin™

Spend time using your system, not managing it.
Eliminate the need to specify RAID levels and low level configuration details.

RealPool™

Peace of mind knowing your data is secure.
Quick RAID rebuild minimizes time and risk factors with rapid data restoration.

RealQuick™

April 8, 2013 Analyst Day – NASDAQ HILL 78

Pro 5000 Series: Competitive Advantages Dot Hill Pro 5000 Offers Compelling Value for Customers Dot Hill Pro 5000 Dell Compellent EMC VNX IBM V7000 Price Performance Tiering Data Protection Software Dot Hill Pro 5 00 20% price advantage Fastest time to data Only real time tiering 79 April 8, 2013 Analyst Day – NASDAQ HILL

Pro 5000 Outstanding Performance 80 Fujitsu Fujitsu HDS Huawei Huawei Huawei Huawei Huawei IBM IBM IBM IBM SGI Sun Sun XIO XIO XIO 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 0.13 0.25 0.50 1.00 2.00 G B p e r D o lla r SPC-1 IOPS per Dollar SPC-1 Comparison In terms of capacity and performance, Dot Hill Pro 5000 delivers more value than any other SPC-1 storage systems priced from $30,000 to $200,000. Source: Storage Performance Council as of March 2013 http://www.storageperformance.org/results/benchmark_results_spc1#a00127 More Performance /$ M o re C a p a ci ty / $ April 8, 2013 Analyst Day – NASDAQ HILL

Identified vertical markets based on potential revenue growth and margin. Vertical Markets Focus to Drive Growth 81 Telco Media & Entertainment Big Data/ Data Analytics Oil & Gas Digital Image Market Dot Hill products are uniquely suited to these segments:  NEBS and DC power for Telco applications  High speed throughput for frame rate video applications  Performance profile that provides high bandwidth and high transaction IO for Big Data applications and oil field exploration  RealStorTM software that adapts to dynamic workloads for real time Digital Image Capture applications The common profile is randomized sequential workloads April 8, 2013 Analyst Day – NASDAQ HILL

Vertical Market Insight: Telco 82 *Sources: International Telecommunications Union (ITU), Wireless Intelligence. Enhancement of Network Bandwidth  1.2B 3G subscribers worldwide  3G subscribers in India will triple to reach 400 million in 2015 Creates Demand for Services, Compute, and Storage Constant Competition to Reduce Prices  Availability of low cost devices in emerging nations Proliferation of Devices  5.9B wireless subscriptions in 2011  >50% of US cellphone users have smartphones April 8, 2013 Analyst Day – NASDAQ HILL

Requirements for Storage 83 Selecting the Right Storage for Telco Ruggedized & Certified  NEBS Level 3 and ETSI RAID storage arrays along with 600mm depth and 48 VDC provide the backbone to Central Office (CO) applications SOLID Performance  Carrier grade performance under write-intensive workloads with randomized sequential I/O patterns FAST Easy to Integrate, Manage, & Monitor  Ease of automated remote access with simple, yet sophisticated tools minimize the administrative burden SIMPLE April 8, 2013 Analyst Day – NASDAQ HILL

Traditional Technology Evolving State of the Technology Vertical Market Insight: M&E 84 Storage technology trends for cinema workflows Spatial Resolution Film or 2K Digital projection 4K Digital Projection Image/Frame Standard 2D Stereoscopic 3D Color Depth Standard w/ 8-10 bit color depth HDR w/ 16 bit color depth Temporal Resolution 24 frames / sec 48 or 60 frames /sec April 8, 2013 Analyst Day – NASDAQ HILL

Increasing Storage Requirements 85 25X 1.08 TB Traditional Feature Film 4.3 TB 4K Projection 8.6 TB S3D 13.8 TB HDR 27.6 TB HFR Data storage in post production workflows requires uncompressed content to preserve critical content. Capacity per hour of uncompressed video April 8, 2013 Analyst Day – NASDAQ HILL

Storage Opportunity in M&E $24.7 $22.5 $20.5 $38.4 $38.9 $56.6 $86.9 $90.2 $55.1 $94.2 $97.3 $112.3 $132.3 $146.4 $152.9 $158.6 0 50 100 150 200 250 300 2010 2011 2012 2013 2014 2015 2016 2017 M a rk et S iz e is $ M ill ion s Medium Sites, 10 seats average Small Sites, 5 seats average 86 Source: Coughlin Associates 2012 www.tomcoughlin.com Storage Revenue for Nonlinear Editing April 8, 2013 Analyst Day – NASDAQ HILL

Requirements for Storage 87 Selecting the Right Storage for M&E Proven Availability and Reliability  “It just works” is a common theme we hear from our customers SOLID High Performance & Predictable Throughput  Manage multiple streams virtually eliminating dropped frames in the editing process for randomized sequential I/O patterns FAST Integration into Media Workflow Solutions  Compatible with workstations, networks, and file systems across Windows, Mac, and Linux environments for demanding media workflows SIMPLE April 8, 2013 Analyst Day – NASDAQ HILL

Vertical Market Insight: Big Data Analytics 88 Three reasons why the world is generating data faster than ever: 1. Processes are increasingly automated 2. Systems are increasingly interconnected 3. People are social and increasingly generate data by interacting online Source: wikibon.org/wiki/v/Big_Data:_Hadoop,_Business_Analytics_and_Beyond “Traditional” Data Big Data Storage trends for Big Data workflows Gigabytes to Terabytes Petabytes to Exabytes Centralized Distributed Structured (Database) Semi-Structured and Unstructured Stable Data Model Flat Schemas Known Complex Interrelationships Few Complex Interrelationships April 8, 2013 Analyst Day – NASDAQ HILL

$1.2 $1.8 $2.9 $4.4 $5.9 $6.7 $7.3 0 1 2 3 4 5 6 7 8 2011 2012 2013 2014 2015 2016 2017 M a rk e t S iz e is $ B il lio n s Storage Revenue for Big Data Storage Opportunity in Big Data 89 Source: Wikibon 2013 April 8, 2013 Analyst Day – NASDAQ HILL

Requirements for Storage 90 Selecting the Right Storage for Big Data Data Reliability  To minimize the impact of disk drive failures, controller and disk functions must be tightly coupled  High performance & modular block storage systems with an inherent lower cost per gigabyte over large enterprise systems SOLID Performance  With massive size data stores, performance requires combination of access speed and transfer speed for randomized sequential I/O and a SAS interface option FAST Intelligent Software  Ability to manage sequential data and transactional data on appropriate tiers SMART April 8, 2013 Analyst Day – NASDAQ HILL

Use Case: Server Virtualization 91 Traditional measures of storage performance are transactions per second and throughput.  However, in a VMware environment, workloads are driven by real time activity  Virtual server environments generate dynamic and unpredictable workloads What matters is how the active workload changes with respect to:  Time, and  Locality of reference This is what generates a randomized sequential workload Dot Hill Pro 5000 solves previous tiering limitations:  Affordable, not limited to enterprise environments  Easy to manage  Data migration is managed in real time April 8, 2013 Analyst Day – NASDAQ HILL

Pro 5000 Installation at VMware 92  Installed a Pro 5000 iSCSI system at VMware Global Support Services office  Demonstrated performance of real time tiering increased from 18,000 IOPS to 50,000 IOPS in a mixed VMware workload.  VMware team was very enthusiastic about the product and will be documenting best practices for real time tiering in VMware environments. “I'm very impressed with the throughput - got some work to do for small I/O iops. It definitely likes larger workloads best, which is why it aced the death test. Incredible throughput!” —VMware Global Support Services April 8, 2013 Analyst Day – NASDAQ HILL

Requirements for Storage 93 Selecting the Right Storage for Virtual Servers Proven Availability and Reliability  99.999% availability is the standard SOLID Performance  Randomized sequential workloads are common in virtual server environments FAST Designed for Random Workloads  Consolidation of multiple servers creating dynamic and unpredictable workloads SMART Certified for Virtualized Environments  VMware, Hyper-V and Citrix certifications.  Easily expandable to handle storage growth that is doubling every 18-24 months SIMPLE April 8, 2013 Analyst Day – NASDAQ HILL

Across these vertical markets: Summary 94 Telco Media & Entertainment Big Data/ Data Analytics Oil & Gas Digital Image Capture Dot Hill delivers… Storage that is optimized for randomized sequential workloads Rock Solid Seriously Smart Wicked Fast Disruptively Simple April 8, 2013 Analyst Day – NASDAQ HILL

A STRONG FOUNDATION FOR DRIVING GROWTH NASDAQ: HILL April 8, 2013 Next: Break Analyst Day

© 2013 Quantum Corporation. All Rights Reserved. | DOT HILL & QUANTUM Quantum Corporation Spring 2013

© 2013 Quantum Corporation. All Rights Reserved. | The BIGGEST BIG DATA … 97

© 2013 Quantum Corporation. All Rights Reserved. | StorNext : The Leader in Post & Broadcast StorNext powers leading media companies worldwide… 98 $4+ BILLION CONTENT STORAGE 2016 BTV

© 2013 Quantum Corporation. All Rights Reserved. | 99 More facilities trust StorNext to manage their workflow than any other solution. INNOVATION PERFORMANCE STABILITY EFFICIENCY SCALE

© 2013 Quantum Corporation. All Rights Reserved. | Leading in Media Production & Archive The needs of modern post and broadcast production are evolving – Greater number of ingest and Delivery formats to manage – Complex and decentralized HD production – Increased reuse of assets and greater monetization – Overwhelming number of assets to manage and preserve File-based workflows are challenging – Meeting deadlines – Driving efficiency in the workflow – Providing flexibility for dynamic workloads Total Solutions based on Quantum intelligent media solutions are the answer – Fast Data – Forever Content – Intelligent dataflow 100

© 2013 Quantum Corporation. All Rights Reserved. | 101 Demands of the Modern Workflow – Performance bottlenecks – Managing content location – Archiving with frequent reuse – Secure asset preservation – Open systems design - ensuring vendors work together INGEST WORK IN PROCESS DELIVERY ARCHIVE LONG TERM OFF-SITE Complex workflows present many challenges:

© 2013 Quantum Corporation. All Rights Reserved. | Changing Workflow - Changing Architecture 102 Primary Archive/ Protect Copy Legacy Dataflow Fast Cache Smart Dataflow Forever Content New Dataflow

© 2013 Quantum Corporation. All Rights Reserved. | 103 Demands of the Modern Workflow INGEST WORK IN PROCESS DELIVERY ARCHIVE LONG TERM OFF-SITE StorNext AEL Lattus Object Storage LTFS Q-Series High-Performance Storage StorNext ECOSYSTEM Acquisition Tools Media Asset Management Proxy Generation Transcode Playout Edit Finishing Color Correction PERFORMANCE PRICE INTEGRATION FLEXIBILITY

© 2013 Quantum Corporation. All Rights Reserved. | 104 SPEED DEPENDABILITY FLEXIBILITY

© 2013 Quantum Corporation. All Rights Reserved. | © 2013 Quantum Corporation. Company Confidential. Forward-looking information is based upon multiple assumptions and uncertainties, does not necessarily represent the company’s outlook and is for planning purposes only. 105

A STRONG FOUNDATION FOR DRIVING GROWTH NASDAQ: HILL April 8, 2013 Next: Nigel Dessau, Stratus Technologies Analyst Day

Stratus Technologies Dot Hill Analyst Day Nigel Dessau, Chief Marketing Officer April 8, 2013

www.stratus.com 108

www.stratus.com 109

www.stratus.com 110 Agenda  Stratus Technologies  Our solutions  Stratus and Dot Hill

www.stratus.com 111  Founded in 1980  Private Ownership: Investcorp, MidOcean Partners, Intel Capital, and NEC

www.stratus.com 112 All-inclusive end-to-end solution provides worry free operation with integrated hardware, software, and service Supports Windows & Linux environments deployed on standard Dell®, HP®, IBM®, & Intel® servers Hardware & Software Software Stratus Solutions for Continuous Availability

www.stratus.com 113 24/7 monitoring: people / practices Proactive Availability Management Detects and handles faults before they cause downtime Automated Uptime Layer Stratus Value Best practices: Guaranteed SLAs Professional & Managed Services Server Storage

www.stratus.com 114 System Monitoring & Diagnostics Call Home Functionality Active Service Network Worldwide 24/7 Coverage Dedicated Availability Experts In-Depth System Health Reporting Stratus Service and Support

www.stratus.com 115 Stratus Storage Solutions Internal Storage  Up to 8 pairs of 2 ½” SAS drives  Solid State Drives  Software-based RAID External Storage  Developed with Dot Hill  Integrated “phone home”  Stratus sold & supported  Direct or SAN attach Continuous protection of critical data

www.stratus.com 116 Stratus and Dot Hill History  Stratus needed more than JBODs  Required SAN for open ftServer system  Both companies had strong history in Telco  In 2006 Stratus selected Dot Hill for ftScalable™ Storage  3 ½” HDD, FC & iSCSI, snap shots  In 2010 launched 2nd Gen ftScalable  2 ½” HDD & SSD support  High quality and strong customer acceptance

www.stratus.com 117 The Dot Hill Difference  Listens to our feedback and reacts quickly  Supports our long product life cycles  Provides competitive solutions and costs  Has no channel contention  Delivers turn-key materials and training

www.stratus.com 118 The Road Ahead  Stratus Future Requirements  Virtualization  16 GB FC  Tiered Storage  Disk Encryption  DR / Backup  Dot Hill delivers the right product and Stratus selects them for our 3rd generation storage solution in 2014

Thank You nigel.dessau@stratus.com @nigeldessau

A STRONG FOUNDATION FOR DRIVING GROWTH NASDAQ: HILL April 8, 2013 Next: Tom Joyce, Hewlett Packard Analyst Day

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP Storage Update Tom Joyce VP Marketing, Strategy & Operations

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 122 The World has changed… The Internet Client/Server Mobile, Social, Big Data & The Cloud Database ERP CRM SCM HCM HCM PLM MRM Amazon Web Services OpSource IBM GoGrid Rackspace Joyent Hosting.com Tata Communications Datapipe PPM Alterian Hyland LimeLight NetDocuments NetReach OpenText PaperHost Xerox Google HP Microsoft SLI Systems EMC IntraLinks Jive Software Qvidian Sage salesforce.com SugarCRM Volusion Xactly Zoho Adobe Avid Corel Microsoft Paint.NET Serif Yahoo CyberShift Saba Softscape Sonar6 Ariba Yahoo! Quadrem Elemica Kinaxis CCC DCC SCM Cost Management Order Entry Product Configurator Bills of Material Engineering Claim Processing Inventory Manufacturing Projects Quality Control Business Education Entertainment Games Lifestyle Music Navigation News Photo & Video Productivity Reference Social Networking Sport Travel Utilities every 60 seconds 400,710 ads requests 2000 lyrics played on Tunewiki 1,500 pings sent on PingMe 34,597 people are using Zinio 208,333 minutes Angry Birds played 23,148 apps downloaded Unisys Burroughs Hitachi NEC Bull Fijitsu ADP VirtualEdge Cornerstone onDemand CyberShift Workbrain Kenexa Saba Softscape Sonar6 SuccessFactors Taleo Workday Workscape Exact Online FinancialForce.com Intacct NetSuite SAP NetSuite Plex Systems Cash Management Accounts Receivable Fixed Assets Costing Billing Time and Expense Activity Management Payroll Training Time & Attendance Rostering Sales tracking & Marketing Commissions Service Data Warehousing 98,000 tweets Finance box.net Facebook LinkedIn TripIt Pinterest Zynga Zynga Baidu Twitter Twitter Yammer Atlassian Atlassian MobilieIron SmugMug SmugMug Atlassian Amazon Amazon iHandy PingMe PingMe Associatedcontent Flickr Snapfish YouTube Answers.com Tumblr. Urban Scribd. Pandora MobileFrame.com Mixi CYworld Qzone Renren Xing Yandex Yandex Heroku RightScale New Relic AppFog Bromium Splunk CloudSigma cloudability kaggle nebula Parse ScaleXtreme SolidFire Zillabyte dotCloud BeyondCore Mozy Viber Fring Toggl MailChimp Quickbooks Hootsuite Foursquare buzzd Dragon Diction eBay SuperCam UPS Mobile Fed Ex Mobile Scanner Pro DocuSign HP ePrint iSchedule Khan Academy BrainPOP myHomework Cookie Doodle Ah! Fasion Girl Mainframe Virtualization, Cloud Software Defined Bring Your Own Device, Big Data, Flash… CONVERGENCE NEW TECHNOLOGY BIG EVERYTHING SOLID STATE

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 123 Customers are changing… Established Data Centers IT-as-a-Service Private Cloud Public Cloud IT-as-a-Service Public Cloud

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 124 2010: We knew storage had to change… Client/Server Database ERP CRM SCM HCM HCM PLM MRM IBM HP EMC Cost Management Order Entry Product Configurator Bills of Material Engineering Claim Processing Inventory Manufacturing Projects Quality Control Unisys Burroughs Hitachi NEC Bull Fijitsu SAP Cash Management Accounts Receivable Fixed Assets Costing Billing Time and Expense Activity Management Payroll Training Time & Attendance Rostering Sales tracking & Marketing Commissions Service Data Warehousing Mainframe THE ESTABLISHED STORAGE PLATFORMS ARE 15-20 YEARS OLD DESIGNED FOR THE 20TH CENTURY

Where were we, pre 2010?

SAN Landscape 2009 - 2010


HP XP
HP SVSP
HP EVA
HP LeftHand
HP MSA
High-End
Mid-range
Entry
EMC VMAX
IBM DS8000
Hitachi VSP
EMC VNX
IBM DS4000/5000/XIV
NTAP FAS
Dell EqualLogic / Compellent
EMC VNXe / Iomega
IBM DS3000
NTAP FAS
Dell PowerVault

125
© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice.

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 126 What did HP do? We designed HP Converged Storage Industry Standard x86-based platforms Increase storage performance and density Scale-out and federated software Non-disruptive data growth and mobility Converged management orchestration Choreograph across servers, networks, and storage Modern storage architecture designed for the cloud, optimized for big data and built on converged infrastructure.

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 127 2010: HP acquired 3PAR 2011: HP delivered high-end 3PAR NEW: HP 3PAR P10000 “V-Class” High-End Mid-range Entry

2011: HP delivered HP Converged Systems

HP VirtualSystem

HP CloudSystem



VS3
3PAR



VS for Superdome 2 HP-UX
3PAR


HP CLOUDSYSTEM

CloudSystem
3PAR

128
© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice.

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 129 2012: HP delivered 3PAR StoreServ 7000 NEW: HP 3PAR StoreServ 7400 and 7200 $11B Market Opportunity1 High-End Mid-range Entry

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. WHAT’S NEXT: SSD/Flash Legacy share leaders do not have the architecture to deal with flash storage demands. Flash and SSD-array startups are isolated silos and can’t deliver rich data services CAGR through 2015 35% Opportunity by 2015 $5.5B

2012: HP delivered all-solid state 3PAR storage

Hybrid	All Solid State	Server-Side Flash



3PAR 10000
Hybrid & All SSD



2.4x **Performance Advantage vs. Closest Competitor**

NEW: All-SSD HP 3PAR StoreServ 7000

- Up to 240 SSDs
- Up to 320,000 IOPS



PCIe IO Accelerator

131
© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice.

2010-2013: HP delivered StoreOnce backup and StoreAll for unstructured data and analytics

HP StoreOnce

Backup and Deduplication



HP StoreAll

Unstructured data retention & analytics



132 © Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice.

2013: HP delivered StoreSystem: integrated 3PAR SAN, NAS & backup/deduplication

50%
Less capacity required
Guaranteed

2X
VM Density on servers
Guaranteed

95%
Capacity saved on backup

90%
Less admin. time required


NEW
3PAR StoreServ
3PAR File Services
StoreOnce

133
© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice.

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 134 High-End Mid-range Entry 2013: Significant HP MSA refresh opportunity Worldwide Leader in Entry SAN • Over 370,000 units sold • Over 6,000,000 drives attached • Entry SAN, Appliances, HP BladeSystem • Emerging modular scaleout use cases Long Term Successful Partnership with Dot Hill HP MSA Family

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 135 HP ProLiant Servers & HP MSA synergy + Gen8 Server transition will drive MSA refresh opportunity • Transition to new interconnects (8Gb→16Gb FC, 1GbE →10GbE iSCSI, 6Gb →12Gb SAS) • Transition to new drive technologies (small form factor, SAS, solid state) • Consolidation and virtualization

HP BladeSystem & HP MSA synergy



6Gb SAS Interconnect





Gen8 Blades will drive refresh opportunities

- Switched SAS Server/Storage Solutions
- Higher levels of integration and virtualization efficiency
- 6Gb SAS Switch for BladeSystem creates a zoned, HA shared storage subsystem

136
© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice.

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 137 HP and the Entry SAN Market Overview – DHS relationship started in 2008 – From HP’s MSA1500 to P2000 – Very quick transition/ramp G1 – Solid Quality – Three Generations now …and counting Source: IDC Disk Tracker Q4 2012 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Primary Storage Entry SAN (Price Bands 1-4) Total Entry SAN HP HP Share P2000 G1 P2000 G2 P2000 G3

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 138 MSA P2000 Integration Points in HP • BCS – Used as Boot Device in Superdome 2, Rx2800, BL860 - BL890 • StoreOnce Backup • StoreAll Big Data Appliances • Microsoft Alliance Programs – Used as core block storage for: • Enterprise Data Warehouse • SQL Consolidation Appliances HP StoreAll Superdome 2 EDW Appliances EDW SQL Fast Track HP StoreOnce

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. 139 Best in class (and more on the way…) IT Pro lab review of the HP P2000 G3 MSA Array System rated 6 of 6 stars. “The (HP) P2000 G3 is a great choice for SMBs looking for a flexible network storage solution that won’t break the bank. HP offers an excellent range of controller choices, expansion potential is very high and the price includes snapshots and volume cloning. The smart management interface makes light work of storage provisioning and the new 10GbE model on review performed very well in our tests.” http://www.itpro.co.uk/633796/hp-storageworks-p2000-g3-review

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP Storage Y/Y growth in HP Converged Storage in FY12 38% 45% Y/Y growth in HP StoreOnce in FY12 Y/Y growth in HP 3PAR StoreServ in FY12 75%

© Copyright 2012 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. Thank you

DRIVING GROWTH NASDAQ: HILL April 8, 2013 A STRONG FOUNDATION FOR Next: Q&A Analyst Day

DRIVING GROWTH NASDAQ: HILL April 8, 2013 A STRONG FOUNDATION FOR Dot Hill Target Operating Model 2013-2014 Analyst Day

Safe Harbor and Non-GAAP Financial Measures Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the first quarter of 2013, second quarter 2013, year ending December 31, 2013 and year ending December 31, 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the first quarter of 2013 first quarter of 2013, second quarter 2013, year ending December 31, 2013 and year ending December 31, 2014. may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. April 8, 2013 Analyst Day – NASDAQ HILL 144

About Non-GAAP Financial Measures In 2009 to 2012 and in the 2013 and 2014 projections, the Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and their associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, the recognition of deferred and amortized revenue and costs related to long-term software contracts which were deferred in the Company’s GAAP financial statements, specific and significant warranty claims arising from a supplier’s defective products, impacts associated with the AssuredUVS software business, which the Company has substantially closed down, revenues from Network Appliance, and the effects of foreign currency gains or losses. The Company believes that these non-GAAP financial measures provide meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in this investor presentation and in previous filings with the SEC. 145 April 8, 2013 Analyst Day – NASDAQ HILL

Dot Hill Investment Highlights Very stable Core Server OEM business, with operating leverage upside and a solid balance sheet Solid investment fundamentals  Favorable industry and competitive dynamics  Proven Technology – entry level market leader  Stable customer base with long term relationships  Healthy Insider ownership and shareholder alignment  $0.71 net cash per share, $0.48 EV per share, 0.18 EV X TTM (as of 03/14/13) Exploiting external catalysts Technology Innovation  Product cycles are driving OEMs to re-evaluate partnerships NOW! Data Explosion  95% of data saved was created within last 2 years Reduced Competition  Industry consolidation has created opportunities in both OEM and channel  Focusing on high growth, higher margin Vertical Markets  Increasing available market by 2.5X with new midrange products Executing to drive acceleration of other business and EPS growth April 8, 2013 Analyst Day – NASDAQ HILL 146 Deep value with growth catalysts

2012 Non-GAAP Financial Recap 147 Revenue (M) $196.7 $196.8 Flat Vertical Markets grew 38%, offset by 9% decline with Server OEM’s Gross Margin % 27.9% 26.4% +1.5% pts More favorable Product and customer mix Operating Expenses (M) $57.8 $48.8 +$9.0 Investments in pipeline, new customers, mid range products and next gen. entry level EPS $ (0.06) 0.05 (0.11) Tied to investments for 2013 and 2014 Cash net of ST Borrowings (M) $37.5 $46.2 ($8.7) Assured UVS Restructuring and operating losses 2012 2011 Growth April 8, 2013 Analyst Day – NASDAQ HILL

Q1 2013 Non-GAAP Guidance Update 148 Revenue (M) $43-46 $44-45 Strong results in Vertical Markets EPS $ (0.04)-(0.02) (0.02)-0.00 Expect gross margins to exceed 30%, due to customer mix changes March 14, 2013 Guidance April 8, 2013 Guidance Cash net of short term borrowings flat compared to $37.5 million as of December 31, 2013 April 8, 2013 Analyst Day – NASDAQ HILL

Q2 and Full Year 2013 Non-GAAP Guidance 149 Revenue (M) $47-53 +12% Expect continued traction in Vertical Markets EPS $ (0.01)-0.02 +0.015 Revenue growth and product mix 2nd Quarter 2013 Sequential Growth at mid points Revenue (M) $205-227 +10% 4-5% expected industry growth Gross Margin 30-31% +2.6% PTS More favorable customer and product mix Operating Expenses (M) $60-64 +$4.2 Tied to expected revenue ramp EPS $ 0.02-0.10 +0.12 Operating leverage impact Full Year 2013 Annual Growth at mid-points April 8, 2013 Analyst Day – NASDAQ HILL

Server OEM Opportunities Profile 150  Server led business model similar to selling “hamburgers and fries”  Time to market is critical to providing competitive advantage  Significant investments (large deals) could be EPS dilutive for 2-6 quarters depending on level of customization  Large OEMs source disk drives cheaper resulting in a drive less business model  Large OEMs negotiate on-going price reductions in the contract  Volumes are critical to multi-year leverage, scale and accretion April 8, 2013 Analyst Day – NASDAQ HILL

Server OEM Deal Economics 151 Large Revenue Potential (M) $25-100+ Gross Margins 30-33% Incremental Expenses Engineering 5-7% Sales and Marketing 1-2% G&A and Overhead 1% Target Contribution Margin (%) 22-25% Medium $5-25 32-36% 4-6% 2-3% 1% 24-28% Small $1-5 36-40% 3-5% 3-4% 1% 28-32% Note: The non-GAAP financial metrics presented reflect a “steady state” and do not factor in the economic impact of the ramp phase for new customers which often requires upfront investments for periods of 2-6 quarters, prior to recognition of meaningful revenue. April 8, 2013 Analyst Day – NASDAQ HILL

Vertical Markets Opportunities Profile 152  Higher margin deals where performance differentiation is main driver  Customizations could be EPS dilutive for 2-6 quarters for large opportunities, but investments tend to be lower than for Server OEMs  Drive-full engagement models result in lower GM with larger partners  Relationships are ‘stickier’ as storage is not a core competency and switching costs are high April 8, 2013 Analyst Day – NASDAQ HILL

Vertical Markets Deal Economics 153 Large Revenue Potential (M) $25-100+ Gross Margins 26-31% Incremental Expenses Engineering 4-6% Sales and Marketing 1-2% Overhead 1% Target Contribution Margin (%) 19-24% Medium $5-25 37-42% 3-5% 4-8% 1% 26-31% Small $1-5 41-46% 2-3% 8-12% 1% 28-33% Note: The non-GAAP financial metrics presented reflect a “steady state” and do not factor in the economic impact of the ramp phase for new customers which often requires upfront investments for periods of 2-6 quarters, prior to recognition of meaningful revenue. April 8, 2013 Analyst Day – NASDAQ HILL

Operating Model Sensitivity 154 Based on a hypothetical $100M of Incremental Revenue over a base Break-Even model Revenue ($M) 200 Gross Margin (%) 29.0% Gross Margin ($M) 58.0 Operating Expenses ($M) 58.0 Operating Profit ($M) 0.0 Operating Profit (%) 0.0% Deal profile of new customer revenue streams will determine the magnitude of Operating Leverage Note: The non-GAAP financial metrics presented reflect a “steady state” and do not factor in the economic impact of the ramp phase for new customers which often requires upfront investments for periods of 2-6 quarters, prior to recognition of meaningful revenue. Base Break Even Model Target Operating Model Incremental to Base Total 100 300 28.5% 28.8% 28.5 86.5 7.50 65.5 21.0 21.0 21.0% 7.0% Large Deal Model Incremental to Base Total 100 300 39.5% 32.5% 39.5 97.5 11.00 69.0 28.5 28.5 28.5% 9.5% Medium Deal Model Incremental to Base Total 100 300 43.5% 33.8% 43.5 101.5 13.50 71.5 30.0 30.0 30.0% 10.0% Small Deal Model Incremental to Base Total 100 300 35.2% 31.1% 35.2 93.2 10.0 68.0 25.2 25.2 25.2% 8.4% Balanced Model April 8, 2013 Analyst Day – NASDAQ HILL

Factors that Drive the 2013–2014 Outlook 155 Revenue  Stability of existing relationships & customers – ie a solid foundation  Ramp of new partners in pipeline  Next generation product launch  Macro-economic and secular factors Gross Margins  Product and customer mix  Incremental volume based cost leverage  Supply chain efficiencies Expenses  Customization requirements  Next generation products  Incremental Sales and Marketing Cash  Operating profit  VMI Inventory to support new customer  AR and AP terms April 8, 2013 Analyst Day – NASDAQ HILL

Incremental Opportunities – 2013 & 2014 Revenue Potential Phases 2–4 will generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 execution. April 8, 2013 Analyst Day – NASDAQ HILL 156 Server OEM 141 141 Vertical Mkts 48 69 Service 7 7 Revenue Total 197 216 2012 Actuals 2013 Midpoint $M Server OEM 141 145-160 Vertical Mkts 58-80 80-130 Service 7 7 Revenue Total 205-227 231-301 2013 Ranges 2014 Ranges $M Revenue Trajectory Dependencies  Dot Hill Execution: Schedule Integrity, Quality, Supply Chain Ramp  Partner Execution: Strategy Execution, Solution Integration, Training, Supply Chain Ramp er 0% 43% Flat 11% Growth ‘13 vs. ‘12 er 3-13% 38-63% Flat 13-30% Growth ‘14 vs. ‘13

Target Non-GAAP Operating Model 2013–2014 157 Actuals Revenue ($M) 196.7 Gross Margin % 27.9% Operating Expenses ($M) $57.8 Operating Profit ($M) -$3.0 Operating Profit (%) -1.5% EPS -$0.06 Operating Profit Above $200M (%) NA 2012 Non-GAAP Target Operating Model Incremental growth through 2014 will likely generate around 25% incremental operating profit Low High 205.0 227.0 30.0% 31.0% $60.0 $64.0 $1.5 $6.4 0.7% 2.8% $0.02 $0.10 30% 24% 2013 Guidance Low High 231.0 301.0 31.0% 32.0% $64.0 $72.0 $7.6 $24.3 3.3% 8.1% $0.11 $0.40 25% 24% 2014 Target April 8, 2013 Analyst Day – NASDAQ HILL

Key Financial Metrics 158 145 155 156 141 24 23 35 48 216 266 $0 $50 $100 $150 $200 $250 $300 2009 2010 2011 2012 2013 2014 Server Vertical Markets Services Total Non-GAAP Revenue ($M) Non-GAAP Gross Margin % Note: 2013 and 2014 projection of financial metrics is based on the mid points of the guidance ranges and targets in this presentation. $176 $186 $197 $197 $216 $266 17 20 26 28 30.5 31.5 0% 5% 10% 15% 20% 25% 30% 35% 2009 2010 2011 2012 2013 2014 April 8, 2013 Analyst Day – NASDAQ HILL

Key Financial Metrics (Cont’d) 159 (15.1) (9.7) 3.1 (3.0) 3.9 16.0 -8.6% -5.2% 1.6% -1.5% 1.8% 6.0% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% -20 -15 -10 -5 0 5 10 15 20 2009 2010 2011 2012 2013 Midpoint 2014 Midpoint O p e ratin g P ro fit (% ) Operat in g P ro fit ($ M ) Non-GAAP Operating Profit ($M) and % Note: 2013 and 2014 projection of financial metrics is based on the mid points of the guidance ranges and targets in this presentation. April 8, 2013 Analyst Day – NASDAQ HILL

Why Dot Hill?  Core business is very stable, any growth likely to be modest  Industry consolidation has significantly reduced potential Dot Hill Competition and consequently has generated many new opportunities  2014 revenue growth dependent on execution & not incremental customer wins  Highly leveraged business model likely to drive strong non-GAAP EBITDA accretion April 8, 2013 Analyst Day – NASDAQ HILL 160 Company Specific Growth Catalysts

DRIVING GROWTH NASDAQ: HILL April 8, 2013 A STRONG FOUNDATION FOR Q&A and Closing Remarks Analyst Day

DRIVING GROWTH NASDAQ: HILL April 8, 2013 Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures Analyst Day A STRONG FOUNDATION FOR

Non-GAAP Revenue ($K) (in thousands) 2009 2010 2011 2012 Net revenue, as reported 234,383$ 251,838$ 195,827$ 194,548$ Effect of revenue from discontinued operations 656 1,634 360 et revenue, from continuing and discontinued operations 234,383$ 252,494$ 197,461$ 194,908$ Effect of ITC revenue - (656) (1,634) (360) Effect of long-term contract SW revenue - - - 2,141 Effect of Network Appliance revenue (57,966) (65,603) - - Effect of warrants - - 1,007 - Non-GAAP net revenue 176,417$ 186,235$ 196,834$ 196,689$ April 8, 2013 Analyst Day – NASDAQ HILL 163

Non-GAAP Gross Margin % Reconciliation (in thousands) 2009 2010 2011 2012 Gross profit, as reported 37,827$ 44,185$ 45,283$ 48,371$ Gross margin % as reported 16.1% 17.5% 23.1% 24.9% Effect of gross profit from discontinued operations - (1,355) (3,650) (2,141) Gross profit from continuing and discontinued operations 37,827 42,830 41,633 46,230 Gross margin % from continuing and discontinued operations 16.1% 17.0% 21.1% 23.7% Effect of stock-based compensation 382 489 828 618 Effect of severance costs - 37 13 71 Effect of warrants - - 1,007 - Effect of gain from insurance recovery - - (555) - Effect of power supply component failures - - 4,270 - Effect of Network Appliance margin (7,609) (8,540) - - Effect of ITC revenue - (656) (1,634) (360) Effect of ITC expenses - 1,143 1,418 673 Effect of long-term contract SW revenue - - - 2,141 Effect of long-term contract SW cost - - - 2,885 Effect of intangible asset impairment - - 2,928 1,647 Effect of intangible asset amortization - 2,004 2,054 952 Non-GAAP gross profit 30,600$ 37,307$ 51,962$ 54,857$ Non-GAAP gross margin % 17.3% 20.0% 26.4% 27.9% April 8, 2013 Analyst Day – NASDAQ HILL 164

Non-GAAP Operating Expenses ($K) (in thousands) 2009 2010 2011 2012 Operating expenses, as reported 51,659$ 55,866$ 63,503$ 60,433$ Effect of currency gain (loss) (148) 189 254 (555) Effect of share-based compensation (2,443) (2,514) (4,557) (3,105) Effect of goodwill impairment - - (4,140) - Effect of long-term contract SW deferred cost - - - 3,562 Effect of contingent consideration 649 144 (21) 5 Effect of ITC expenses - (4,077) (5,429) (1,585) Effect of amortization charge (1,136) - - - Effect of restructuring Charge (2,430) (2,196) (668) (639) Effect of legal fees related to power supply component failure - - - (49) Effect of cloverleaf acquisition costs (469) (314) - - Effect of severance costs - (58) (113) (257) Non-GAAP operating expenses 45,684$ 47,040$ 48,829$ 57,810$ April 8, 2013 Analyst Day – NASDAQ HILL 165

Non-GAAP Operating Profit (in thousands) 2009 2010 2011 2012 Non-GAAP net revenue 176,417$ 186,235$ 196,834$ 196,689$ on-GAAP gross profit 30,600 37,307 51,962 54,857 Non-GAAP operating expenses 45,684 47,040 48,829 57,810 Non-GAAP Operating Profit (15,084)$ (9,733)$ 3,133$ (2,953)$ Non-GAAP Operating Profit % -8.6% -5.2% 1.6% -1.5% April 8, 2013 Analyst Day – NASDAQ HILL 166

Non-GAAP EPS for 2012 (in thousands) 2012 Net loss, as reported (14,950)$ Effect of currency (gain) loss 555 Effect of stock-based compensation 3,724 Effect of contingent consideration (5) Effect of restructuring charge 639 Effect of intangible asset amortization 952 Effect of power supply component failures 49 Effect of ITC expenses 2,258 Effect of ITC revenue (360) Effect of long-term contract SW revenue 2,141 Effect of long-term contract SW cost 2,885 Effect of long-term contract SW deferred cost (3,562) Effect of intangible asset impairment 1,647 Effect of severance costs 327 Non-GAAP net loss (3,700)$ Non-GAAP net loss per share (0.06)$ April 8, 2013 Analyst Day – NASDAQ HILL 167

Target Revenue Breakout for 2012 ($K) December 31, 2012 HP 130,253$ Other server OEMs 11,193 Total server OEMs 141,446$ Vertical markets 48,352 Service 6,891 Non-GAAP net revenue 196,689$ Twelve Months Ended April 8, 2013 Analyst Day – NASDAQ HILL 168